Exhibit 10.95

NOTICE OF STOCK OPTION GRANT

under the

1987 MICROSEMI CORPORATION STOCK PLAN

You have been granted the following Option to purchase Common Stock, par value $.20 per share, of Microsemi Corporation (the “Company”):

Name of Employee:	«First_Name» «Last_Name»

Total Number of Shares Subject to this Option:	«M Shares»

Type of Option:	ISO

Exercise Price Per Share:	«Price_per_Share»

Date of Grant:	«Grant_Date»

Date First Exercisable:	Until the first anniversary of the Date of Grant, this Option may not be exercised with respect to any of the Shares covered hereby.

During the second year it may be exercised as to not more than twenty-five percent of the total number of Shares covered hereby.

During the third year it may be exercised as to an additional twenty-five percent, but not more than fifty percent of the total number of Shares covered hereby.

During the fourth year it may be exercised as to an additional twenty-five percent, but not more than seventy-five percent of the total number of Shares covered hereby.

On or after the fourth anniversary of the Date of Grant, this Option may be exercised up to one hundred percent of the total number of Shares covered hereby.

The Purchase Price shall be payable in any of the following forms: (i) in United States dollars and paid in cash, by certified check or by bank draft, or (ii) shares of the Company’s Common Stock already owned by Employee for a period of at least 6 months and surrendered in good form for transfer (such shares shall be valued at their Fair Market Value on the date the Option is exercised).

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1987 Microsemi Corporation Stock Plan, as amended, and the Stock Option Agreement, both of which are attached to and made a part of this document.

EMPLOYEE:	MICROSEMI CORPORATION

Signature:	By:
Name:«First_Name» «Last_Name»	Name:	James J. Peterson
	Title:	President & CEO

1

MICROSEMI CORPORATION

STOCK OPTION AGREEMENT

UNDER THE 1987 MICROSEMI CORPORATION STOCK PLAN

THIS STOCK OPTION AGREEMENT is made pursuant to an option grant notice (the “Notice of Stock Option Grant”) attached hereto and incorporated into this Agreement by this reference, made as of the Date of Grant as set forth in the Notice of Stock Option Grant, between Microsemi Corporation, a Delaware corporation (the “Company”) and the Holder, whose identity is as set forth in the Notice of Stock Option Grant. (Capitalized terms in the Notice of Option Grant attached hereto shall have the meanings ascribed to them in this Agreement.)

WHEREAS, the Company desires to carry out the purposes of the 1987 Microsemi Corporation Stock Plan (the “Plan”) by affording the Employee an opportunity to purchase shares of the Company’s Common Stock (the “Stock”);

WHEREAS, if and to the extent provided in the Notice of Option Grant, this Option is intended to qualify as an ISO (as defined below);

THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties have agreed, and do hereby agree as follows:

Section 1. Grant of Option

On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Employee on the Date of Grant a right and option to purchase, at the Exercise Price, all or any portion of the number of Shares set forth in the Notice of Stock Option Grant (the “Option”) to the extent exercisable as set forth in the Notice of Option Grant. If this Option is granted pursuant to a Notice of Stock Option Grant that indicates that the Option is an Incentive Stock Option (“ISO”), then this Option is intended to qualify as an ISO under Section 422 of the Code but shall constitute a nonqualified stock option to the extent that it fails in whole or in part to qualify as an ISO for any reason.

Section 2. Purchase Price

The Exercise Price represents not less than one hundred percent (100%) of the Fair Market Value per Share as of the Date of Grant; or in the event that the Employee owns more than 10% of the total combined voting power of all classes of stock of the Company, the Exercise Price represents not less than 110% of the Fair Market Value per Share at Date of Grant.

Section 3. Medium of Payment

The Purchase Price shall be payable in any form of consideration described in the Notice of Stock Option Grant, or in any combination thereof. The Company shall not be required to issue or permit transfer of Shares of the Company Stock upon exercise of a Stock Option until the Purchase Price is fully paid.

Section 4. Option Term

(a) No part of the Option shall be exercised after 10 years from the Date of Grant, except in the event Employee owns at the Date of Grant more than 10% of the total combined voting power of the Company, in which case no part of the Option may be exercised after 5 years from the Date of Grant.

(b) If Employee ceases to be employed by the Company or its parent or any of its subsidiaries (if any) issuing or assuming a Stock Option in a transaction to which Section 424(a) of the Code applies, for any reason whatsoever, except for death or disability, any unexercised options which have become exercisable shall terminate three months after the date he ceases to be an employee. Options that are not exercisable on the date of termination shall be deemed to have immediately expired. A leave of absence (not in excess of three months) approved in writing by the Committee shall not be deemed a termination of employment for the purposes of this paragraph. Any leave of absence in excess of three months shall be equivalent to a termination of employment. If Employee dies, or becomes disabled within the meaning of Section 22(e) (3) of the Code, before this option is terminated, the three-month period will become one year.

Section 5. Time of Exercise

The portion of this Option which has become exercisable may be exercised at any time or from time to time (so long as this Option has not expired), as to any part or all hereof; provided that this Option may not be exercised for a fraction of a share of Stock.

Section 6. Method of Exercise

(a) Each exercise of this Option shall be by written notice of exercise delivered to the President of the Company at its principal place of business specifying the number of shares of Stock to be purchased and accompanied by payment in the manner described in Section 3 hereof. The notice shall be in substantially the form of the Notice of Exercise of Stock Option attached hereto.

(b) As soon as practicable after any exercise of this Option in accordance with the foregoing provisions, the Company shall, without transfer or issue tax to the Employee, deliver certificate(s) to the Employee representing the Stock as to which this Option has been exercised.

Section 7. Non-Transferability

This Option, and all rights and privileges hereunder, shall be non-assignable and non-transferable by the Employee, either voluntarily or by operation of law (except by will or by operation of the laws of descent and distribution), shall not be pledged or hypothecated in any way, and shall be exercisable during the Employee’s lifetime only by the Employee.

Section 8. Shares Authorizations, Consents, Etc.

The Company, during the term of this Option, will keep available the number of shares of Stock required to satisfy this Option. The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell Stock to satisfy the Option. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel for the Company deems necessary for the lawful issuance and sale of the Stock to satisfy the Option, shall relieve the Company from any liability for failure to issue and sell Stock to satisfy the Option until such time as that such authority is obtained.

Section 9. Investment Representations

Employee may be required, if it is deemed necessary in the opinion of counsel for the Company, to represent to the Company at the time of exercise that it is his or her intention to acquire the Stock for his private investment only and not for resale or distribution to the public. The Company may stamp any certificates representing such Stock with a legend to the effect that such Stock has not been registered under the Securities Act of 1933 and that the Stock may not be sold or transferred until so registered, or until an opinion of counsel satisfactory to the Company is received to the effect that such registration is not necessary. In the event this Option and the Stock issued pursuant to this Option are registered under the Securities Act of 1933, as amended, then such investment representations and legend restrictions pursuant to Federal securities law shall be inapplicable with respect to such Stock. Nothing herein shall be deemed to obligate the Company to so register any of such Stock.

Section 10. Rights as Stockholder

The Employee shall have no rights as a stockholder with respect to any Stock covered by this Option until the certificate(s) representing such Stock shall have been issued and delivered to him or her. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such Stock certificate(s) are delivered to the Employee.

Section 11. Adjustments for Changes in Capital Structure

(a) If the Shares of the Company’s stock are increased, decreased, changed into or exchanged for a different number or kind of shares pursuant to a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made changing the number or kind of Shares allocated to any unexercised portion of this Option; except that if such change results from a stock dividend, such adjustment shall only be made if the aggregate of all stock dividends paid by the Company (including the one causing the change) during the one-year period ending at the close of business on the day the change occurs exceeds 5% of the Shares of the Company’s Stock as it was constituted at the beginning of such one-year period (and any such adjustment shall equal all such stock dividends in the event that no adjustment was made for prior stock dividends during such year because such stock dividends aggregated less than such 5%). All adjustments shall be made without changing the aggregate Purchase Price applicable to the unexercised portion of this Option, and therefore a corresponding adjustment shall be made in the Exercise Price for each Share covered by this Option.

(b) Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Company shall use its best efforts but shall be under no obligation, to cause the reorganization, merger or consolidation agreement to include a provision for the continuance of the Plan and for the assumption of this Option, or the substitution for this Option of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares of Stock and Exercise Prices.

(c) Upon the dissolution or liquidation of the Company, or upon a sale of substantially all of its property, or a reorganization, merger or consolidation described above which does not include a provision for continuance of the Plan or assumption of this Option (“Terminating Transactions” herein), the Plan shall terminate forthwith, and this Option shall terminate. Notwithstanding the preceding sentence, if as of immediately prior to the Terminating Transaction, Employee would be entitled to exercise any unexercised portions of this Option, he or she shall have the right at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate, to exercise this Option to the full extent provided herein.

(d) Subject to Section 11(e), in the event of a Change in Control, each Option shall, at the discretion of the Committee either (i) be canceled in exchange for a payment in cash of an amount equal the number of Shares covered by the Option multiplied by the excess, if any, of the fair value, as determined in good faith by the Board of Directors, of the price paid per share of Common Stock in the Change in Control transaction over the Exercise Price and/or (ii) vest and become fully exercisable regardless of the vesting and exercise schedule otherwise applicable to such Option. If the reorganization, merger or consolidation agreement so provides, the Plan and this Option shall continue in the manner and under the terms so provided in such agreement.

(e) Notwithstanding Section 11(d), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment provided in Section 11(d) shall occur with respect to an Option upon a Change in Control if the Committee reasonably determines in good faith prior to the occurrence of the Change in Control that such Option shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award an “Alternative Award”), by the Employee’s new employer (or the parent or a subsidiary of such new employer) immediately following the Change in Control, provided that such Alternative Award (i) is based on stock which is or will be, within 60 days after the Change in Control, traded on an established securities market; (ii) provides Employee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under the Option; (iii) has substantially equivalent economic value to the Option (determined at the time of the Change in Control); and (iv) vests and becomes fully exercisable and transferable in the event that Employee’s employment is involuntarily terminated or terminated by Employee following a material reduction in the Employee’s base salary or Employee’s incentive compensation opportunity or a material reduction in the Employee’s responsibilities, in any such case without the Employee’s written consent.

Section 12. Continuation of Employment

Nothing herein shall confer upon Employee any right to continue in the employment of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any such subsidiary (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or increase or decrease the compensation of Employee from the rate in existence on the Date of Grant.

Section 13. Tax Treatment and Withholding Taxes

The aggregate Fair Market Value (determined with respect to each ISO at the time such ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by an option holder during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. Any portion exceeding this annual limit shall be a nonqualified stock option. Also, in order to qualify as an ISO, the underlying Stock may not be sold within one year from the date the Option is exercised and also may not be sold within two years from the date the Option was granted. Also, in order to qualify as an ISO, the Option must be granted to an employee of the Company or a parent or subsidiary corporation as of the Date of Grant. Further requirements apply, including without limitation that the Option exercise period may not be extended beyond that originally provided herein. If the Option does not qualify as an ISO, or is subsequently disqualified by a disposition of the shares, the Company has the right to require Employee or Employee’s permitted successor in interest to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares and the Employee shall be responsible for the additional taxes on the Employee that result. The Company has the right to require Employee or Employee’s permitted successors in interest to pay the Company the amount of any taxes which the Company may be required to withhold with respect to Option Shares. The Company expects that any difference between the Exercise Price of a nonqualified option and the Fair Market Value of a share of Common Stock on the day of exercise will be treated as compensation by the Internal Revenue Service and subject to withholding taxes on the date of exercise.

The foregoing is not intended to provide tax advice. The Employee should consult his or her own tax adviser.

Section 14. The Plan

The Option is subject to, and the Company and Employee agree to be bound by, all of the terms and conditions of the Plan as the same shall be amended from time to time in accordance with the terms thereof, but, without the consent of Employee, no such amendment shall adversely affect the Employee’s rights under this Option. Pursuant to the Plan, the Committee has the final authority to construe and interpret the provisions of the Plan and this Option. A copy of the Plan in its present form is available for inspection by the Employee during business hours at the principal office of the Company.

Section 15. Governing Law

This Agreement shall be subject to, and governed by, the laws of the State of California irrespective of the fact that one or more of the parties now is, or may become, a resident of a different state.

Section 16. Construction

In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

Section 17. Binding Effect

This Agreement shall inure to the benefit of and be binding on the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Section 18. Definitions

“Agreement” shall mean this Stock Option Agreement.

“Change in Control” shall mean the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as defined in Rule 13d 3 under said Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities;

(ii) Consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approving a plan of complete liquidation of the Company or a consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, or, if later, the later of (i) the date on which the Board of Directors resolved to grant this Option or (ii) the first day of the Employee’s service as a common-law employee of the Company, a parent or a subsidiary.

“Exercise Price” shall mean the amount for which one Option Share may be purchased upon exercise of this Option, as specified in the Notice of Stock Option Grant.

“Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

“Employee” shall mean the individual named in the Notice of Stock Option Grant.

“Fair Market Value” shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

“ISO” shall mean an incentive stock under Section 422 of the Code.

“Option Shares” shall mean the Shares acquired upon exercise of the Option.

“Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.

“Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

NOTICE OF EXERCISE OF STOCK OPTION

Microsemi Corporation

2381 Morse Avenue

Irvine, CA 92614

Attention: President

Ladies and Gentlemen:

The undersigned hereby elects to exercise the option indicated below:

Date of Grant:

Type of Option:

Number of Shares Being Exercised:

Exercise Price Per Share:

Total Purchase Price:

Method of Payment:

Enclosed herewith is payment in full of the Purchase Price, a copy of the Notice of Stock Option Grant and Stock Option Agreement.

My exact name, current address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

Name:

Address:

Social Security Number:

Sincerely,
Date of Exercise:________________
(Employee’s Signature)

(Employee’s Name Printed)